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Contact:          Barry Schechter
                  Chief Executive Officer
                  David Reese
                  Chief Financial Officer
                  619.551.2365
                  E-mail: davidlr@svitrain.com
                          --------------------

                  Roger Pondel/Michael Pollock/E.E. Wang
                  Pondel Parsons & Wilkinson
                  310.207.9300
                  E-mail: investor@pondel.com


                                                           FOR IMMEDIATE RELEASE

                         SVI HOLDINGS ANNOUNCES SALE OF
                        IBIS SUBSIDIARY IN UNITED KINGDOM

         La Jolla, California- May 14, 1999 - SVI Holdings, Inc. (AMEX: SVI) today announced it has sold IBIS Systems Ltd., a United Kingdom-based subsidiary, to a group of IBIS' executives for $18 Million. The effective date of the transaction is January 1, 1999.
         Barry Schechter, president and chief executive officer of SVI, said, "Since early last year our objective has been to rapidly position SVI as a leading global provider of retail software solutions. The sale of IBIS enables SVI to concentrate on this objective and provides us with added resources to aggressively pursue near-term acquisition opportunities that compliment and expand our core business".

         SVI Holdings is focused on becoming a leading global provider of enterprise software solutions for the retail industry. These solutions include point of sale, retail marketing and merchandising, training, and retail financial systems. SVI maintains offices and subsidiaries in the United States, United Kingdom, Australia and South Africa. The company has a worldwide base of more than 80,000 terminals among such major clients as OfficeMax, Crate & Barrel, the U.S. Postal Service, Musicland, Charming Stores and others.

         CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE REGARDING MATTERS THAT ARE NOT HISTORICAL FACTS MAY BE FORWARD-LOOKING STATEMENTS. BECAUSE SUCH FORWARD-LOOKING STATEMENTS INCLUDE RISKS AND UNCERTAINTIES, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE, BUT ARE NOT LIMITED TO, COMPETITION, THE COMPANY'S ABILITY TO CONSUMMATE ACQUISITIONS AND DEVELOP ADVANCED TECHNOLOGIES, FLUCTUATIONS IN CURRENCY EXCHANGE RATES, THE DEMAND FOR THE COMPANY'S PRODUCTS AND SERVICES INTERNATIONALLY, ESPECIALLY IN THE UNITED KINGDOM, AUSTRALIA AND SOUTH AFRICA, AND OTHER RISK FACTORS IDENTIFIED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. OTHER RISK FACTORS ARE LISTED IN THE COMPANY'S TRANSITION REPORT ON FORM 10-KSB FOR THE SIX MONTHS ENDED MARCH 31, 1998. SVI UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS NEWS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.



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